Exhibit 99.1

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                                   AS ADDED BY
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

     In connection with the Quarterly Report of 800America.com, Inc., (the "Company") on Form 10-QSB/A for the period ended June 30, 2002 as filed with the U.S. Securities and Exchange Commission on the date hereof (the "Report"), I, David E. Rabi, Chief Executive Officer and Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. 1350, as added by 906 of the Sarbanes-Oxley Act of 2002, that:

A. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

B. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Bank.

Date:     November  11,  2002        By:

                                           /s/  David  E.  Rabi
                                           ---------------------------
                                           David  E.  Rabi, Chief Executive
                                           Officer and  Chief  Financial Officer

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